EXHIBIT 10.101
AMENDMENT GAAMD-STAR060407-002 to
PROVIDER MASTER SERVICES AGREEMENT
This Amendment GAAMD-STAR060407-002 effective as of June 1, 2007 between StarTek USA, Inc. (“StarTek”), a Delaware corporation, and AT&T Mobility LLC, (“AT&T Mobility”)a Delaware limited liability company, on behalf of itself and its Affiliates, amends that certain Provider Master Service Agreement dated January 1, 2002.
RECITALS
WHEREAS, AT&T Wireless Services, Inc. and StarTek entered into a Provider Master Service Agreement on January 1, 2002 (the “MSA”);
WHEREAS the parties agree that AT&T Wireless Services, Inc. may assign the MSA and all statements of work there under to AT&T Mobility;
WHEREAS AT&T Mobility and StarTek desire to amend the term of the MSA;
NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties agree to amend the MSA as follows:
1.	The MSA is hereby assigned from AT&T Wireless Services, Inc. to AT&T Mobility LLC, which assumes all rights and obligations thereunder.
2.	Section 8. “Term and Extension of Relationship” of the MSA is hereby deleted in its entirety and it is replaced with the following:
“8. Term and Extension of Relationship
This MSA is effective as of March 21, 2002 (‘Effective Date’) and ends on July 29, 2007.”
3.	Except as amended by this Amendment GAAMD-STAR060407-002, the MSA and all responsibilities are not otherwise modified, revoked or superseded and remain in full force and effect.
IN WITNESS WHEREOF, the parties execute this Amendment as of the date stated above.

AT&T Mobility LLC	StarTek USA, Inc.

By: /s/ George Atchison	By: /s/ A. L. Jones

Printed Name: George Atchison	Printed Name: A. L. Jones

Title: Senior Contract Manager	Title: President & CEO

Date: 6/8/07	Date: 5/6/07
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Mobility, StarTek, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

AMENDMENT GAAMD-STAR060407-02 To
STATEMENT OF WORK
This Amendment GAAMD-STAR060407-02 effective as of June 1, 2007, between StarTek USA, Inc. (“StarTek”), a Delaware corporation, and AT&T Mobility LLC, (“AT&T Mobility”) a Delaware limited liability company, on behalf of itself and its Affiliates, amends that certain Statement of Work dated April 1, 2004,
RECITALS
WHEREAS, AT&T Wireless Services, Inc. and StarTek entered into a Provider Master Service Agreement on January 1, 2002 (the “MSA”);
WHEREAS, AT&T Wireless and StarTek agreed to assign the MSA to AT&T Mobility;
WHEREAS Amendment No. 001 to the MSA dated April 1, 2004 incorporated a Statement of Work (“SOW”);
WHEREAS AT&T Mobility and StarTek desire to amend the term of the SOW;
NOW THEREFORE, FOR AND IN CONSIDERATION of the mutual covenants contained herein, the parties agree to amend the SOW as follows:
1. IV. “Term” of the SOW is hereby deleted in its entirety and it is replaced with the following:
“IV. ‘Term’ This SOW shall begin on April 1, 2004 (“Effective Date”) and end on July 29, 2007.”
2. Except as amended by this Amendment GAAMD-STAR060407-02, the SOW is not otherwise modified, revoked or superseded and remains in full force and effect.
IN WITNESS WHEREOF, the parties execute this Amendment as of the date stated above.

AT&T Mobility LLC	StarTek USA, Inc.

By: /s/ George Atchison	By: /s/ A. L. Jones

Printed Name: George Atchison	Printed Name: A. L. Jones

Title: Senior Contract Manager	Title: President & CEO

Date: 6/11/07	Date: 6/6/07
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Mobility, StarTek, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.